                                PLEDGE AGREEMENT



     THIS PLEDGE AGREEMENT made as of March 28, 1996, by and among MASADA SECURITY HOLDINGS, INC., a Delaware corporation (the "Pledgor"); and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as Administrative Agent (the "Agent") for the financial institutions who are or who become Lenders under, and as defined in, the Credit Agreement referred to below and any Affiliates of such Lenders with whom the Debtor shall maintain any agreements relating to protection against interest rate fluctuations, exchange rates or forward rates or other so-called "rate hedging" obligations (collectively, the "Secured Parties").

                                    RECITALS

     A. The Pledgor is the owner of 100% of the issued and outstanding securities of Masada Security, Inc., a Delaware corporation (the "Borrower").

     B. The Borrower, the Secured Parties, SunTrust Bank, Central Florida, N.A., as Co-Agent, and the Agent are entering into a Credit Agreement of even date herewith (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Parties are extending credit to the Borrower. (Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.)

     C. It is a condition to the Secured Parties' willingness to enter into the Credit Agreement and provide to the Borrower the financing contemplated thereby that (i) the Pledgor shall have delivered its Guaranty in favor of Agent unconditionally guaranteeing the Obligations of the Borrower, and (ii) that the Pledgor shall have pledged to the Secured Parties and the Agent, for the benefit of the Secured Parties, all of the issued and outstanding capital stock of the Borrower.

     D. The Pledgor will benefit materially from the extension of credit to the Borrower contemplated by the Credit Agreement and, as a material inducement to Secured Parties to enter into the Credit Agreement and to extend credit to the Borrower as contemplated thereby, wishes hereby to pledge to the Agent and the Secured Parties all of the issued and outstanding capital stock of the Borrower.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

     SECTION 1.  PLEDGE.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby delivers, pledges, grants security interests in and assigns to the Agent and each of the Secured Parties the securities, shares of capital stock, warrants and options of the Borrower standing in the Pledgor's name as more particularly described on EXHIBIT A attached hereto (all in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank, and any required transfer tax stamps), as collateral security for (i) the payment and performance of all obligations of the Pledgor under its Guaranty and the payment and performance of all obligations of the Borrower under the

Credit Agreement; (ii) the due and punctual payment of the Notes, as defined in the Credit Agreement and issued pursuant thereto, to any of the Secured Parties, including, without limitation, all interest payable on the Notes at the interest rates provided therein and in the Credit Agreement, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of the Borrower (a "Reorganization"); (iii) the due and punctual payment of any of the Borrower's notes or instruments as may hereafter from time to time be issued in addition to, in place of or in amendment of the Notes under the Credit Agreement, including, without limitation, all interest payable on such notes or instruments at the interest rates provided therein, regardless of the extent allowed as a claim in any Reorganization; (iv) the payment and performance of all indebtedness, liabilities and obligations of the Borrower under the other Collateral Documents contemplated by the Credit Agreement; (v) the payment and performance of all obligations, indebtedness and liabilities of the Borrower's affiliates to any of the Agent or the Secured Parties under the other Collateral Documents contemplated by the Credit Agreement; (vi) the performance of all of the obligations of the Borrower to the Agent and the Secured Parties contained in any of the Transaction Documents contemplated by the Credit Agreement; and
(vii) the payment of all other future advances and other obligations of the Borrower to any of the Secured Parties including, without limitation any future loans and advances made to the Borrower by any of the Secured Parties prior to, during or following any Reorganization, and any and all other indebtedness, liabilities and obligations of the Borrower to any of the Secured Parties or the Agent of every kind and description, direct, indirect or contingent, now or hereafter existing, due or to become due under the Credit Agreement and the other Transaction Documents (all of the foregoing hereinafter called the "Obligations").

     The Pledgor shall promptly pledge and deposit hereunder with the Agent, any stock, securities, warrants, options or other rights to acquire shares of the capital stock of the Borrower acquired by the Pledgor in addition to the securities referred to on EXHIBIT A attached hereto, whether by (i) new purchase or (ii) new issuance or by declaration of a dividend or distribution with respect to, or a split of, or conversion of, any securities now or hereafter held in pledge (all in suitable form for transfer by delivery or accompanied by (a) duly executed instruments of transfer or assignments in blank, and (b) any required transfer tax stamps). Such stock, equity securities, warrants, options, voting or other rights shall stand pledged and assigned as collateral security for the Obligations in the same manner as the property described in the first paragraph hereof and this paragraph. Nothing contained in this SECTION 1 shall be deemed to permit any issuances of debt or equity securities, exercise of rights, distributions, payments or other actions not otherwise expressly permitted by the Credit Agreement. (All of the property described in the first paragraph hereof and this paragraph is hereinafter collectively called the "Pledged Securities".)

     SECTION 2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.

     The Pledgor hereby represents, warrants and covenants as follows:

         (a) Except for the security interest and pledge hereunder and any security interest and pledge permitted under the Credit Agreement, (i) the Pledgor is the sole legal and beneficial owner of the Pledged Securities and holds the Pledged Securities free and clear of any lien, security interest, encumbrance or restriction on transfer (in the case of restrictions on transfer, except as may be imposed by any state or local governmental authorities), (ii) there are no restrictions upon the voting rights of any of the Pledged Securities (other than as may be imposed by any state or local governmental authorities), (iii) the Pledged Securities are duly and validly issued, fully paid and non-assessable and (iv) the Pledgor has the right to pledge said securities to the Agent hereunder free of any encumbrances.

         (b) The Pledgor shall promptly pay any and all taxes, assessments and governmental charges upon the Pledged Securities pledged by the Pledgor hereunder when due other than those contested in good faith by appropriate proceedings for which adequate funds for the payment thereof shall have been set aside.

         (c) The Pledgor shall not sell or otherwise assign, transfer or dispose of the Pledged Securities or any interest therein during such time as they shall be pledged to the Secured Parties as contemplated hereby.

         (d) The Pledgor shall keep the Pledged Securities free from any lien, security interest or encumbrance except for that which is provided hereby and shall defend such Pledged Securities against all claims and demands of all persons at any time claiming any interest therein.

         (e) The Pledged Securities are duly and validly issued, fully paid and nonassessable and each certificate or instrument evidencing the Pledged Securities is issued in the name of the Pledgor as described on EXHIBIT A.

         (f) The Pledged Securities represent, and the Pledgor is the legal and beneficial holder of, all of the issued and outstanding capital stock of the Borrower.

     SECTION 3.  RIGHT TO RECEIVE DISTRIBUTIONS ON PLEDGED SECURITIES.

     (a) Unless and until an Event of Default (as defined in SECTION 5 hereof) has occurred and is continuing, and if the Agent, at the Secured Parties' direction, shall have notified the Pledgor in writing of its election to exercise the Agent's rights under this SECTION 3, the Pledgor shall be entitled to receive and retain for its own use any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities (subject to any restrictions thereon set forth in the Credit Agreement or any other Transaction Document referred to therein), except

         (i)  stock dividends;

         (ii) dividends payable in securities or other property (except cash dividends or distributions);

         (iii) dividends or distributions on dissolution or on partial or total liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus; and


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



         (iv) any other securities issued with respect to or in lieu of the Pledged Securities in any manner whatsoever (whether upon conversion of any convertible securities included therein or through stock split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

All of the foregoing, together with all new, substituted or additional shares of capital stock, warrants, options, notes or other rights, or other securities issued in addition to or in respect of all or any of the Pledged Securities shall be delivered to the Agent hereunder as required by SECTION 1 hereof, to be held as collateral pursuant to the terms hereof in the same manner as the Pledged Securities delivered to the Agent on the date hereof. The Pledgor shall have the right to receive and retain all dividends, distributions, principal, interest and other payments made upon or with respect to the Pledged Securities, except those which the Agent is specifically authorized to receive as provided above, and the Agent at the Secured Parties' direction shall take all such action as may be necessary or appropriate to give effect to such right. From time to time upon receiving a written request from the Pledgor accompanied by a certificate signed by the Pledgor stating that no Event of Default has occurred and is continuing, the Agent shall deliver to the Pledgor suitable assignments and orders for the payment to the Pledgor or upon its order of all dividends, distributions, principal, interest and other payments to which the Pledgor is entitled as aforesaid, upon or with respect to any Pledged Securities which are registered or standing in the name of the Agent. Nothing in this SECTION 3 shall be deemed to permit any issuance of debt or equity securities, exercise of rights, distributions, payments or other actions not otherwise expressly permitted by the Credit Agreement.

     (b) Notwithstanding any provision herein to the contrary, if any Event of Default shall have occurred and be continuing, upon the giving of the written notice referred to in subsection (a) above, then and whether or not any holder of the Obligations exercises any available option to declare such Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Pledge Agreement or any instrument or agreement evidencing or securing any Obligations, all dividends, distributions, or interest or principal payments, as the case may be, on the Pledged Securities shall be paid directly to the Agent on behalf of the Secured Parties, and retained by it as part of the Pledged Securities, subject to the terms of this Pledge Agreement, and, if the Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Agent appropriate additional distribution and other orders and documents to that end.

     SECTION 4.  RIGHT TO VOTE PLEDGED SECURITIES.

     (a) Unless and until an Event of Default has occurred and is continuing, and if the Agent at the Secured Parties' direction shall have notified the Pledgor in writing of its election to exercise the Agent's rights under this
SECTION 4, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities and to exercise conversion rights with respect to any convertible securities included therein (provided, however, that no vote shall be cast, and no consent shall be given or shareholder action taken, which would have the effect of impairing the position or interest of the Agent and the Secured Parties with respect to the Pledged Securities or which would authorize or effect any action then prohibited by the Credit Agreement or any other Transaction Document referred to therein).


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     (b) Notwithstanding any provision herein to the contrary, if any Event of
Default shall have occurred and be continuing, upon the giving of the written notice referred to in subsection (a) above, then and whether or not any holder of the Obligations exercises any available option to declare such Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Pledge Agreement or any instrument or agreement evidencing or securing any Obligations, the Agent, or its nominee, shall forthwith, without further action on the part of any person, have the sole and exclusive right to exercise all voting and other powers of ownership pertaining to the Pledged Securities and shall exercise such powers in such manner as the Agent, at the Secured Parties' direction, shall determine to be necessary, appropriate or advisable. The Pledgor hereby agrees to execute and deliver to the Agent such additional powers, authorizations, proxies, dividends and such other documents as the Agent may reasonably request to secure to the Agent the rights, powers and authority intended to be conferred upon the Agent by this subsection (b).

     SECTION 5.  EVENTS OF DEFAULT.

     The Pledgor shall be in default under this Pledge Agreement upon the occurrence of any of one of the following events (herein referred to as an "Event of Default"):

     (a) default by Pledgor in the due observance or performance of any covenant or agreement contained herein, which default, if curable, is not cured within 10 days of the earlier of receipt by the Pledgor of notice thereof or the Pledgor's actual knowledge thereof;

     (b) breach by the Pledgor of any representation or warranty herein contained; or

     (c) the occurrence of any "Event of Default" under (and as defined) in the Credit Agreement.

     SECTION 6.  REMEDIES UPON EVENT OF DEFAULT.

     (a) If any Event of Default shall occur, the Agent on behalf of the Secured Parties may exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation of the foregoing, unless the Obligations shall have been paid in full in cash, the Agent at the Secured Parties' direction, may, in the Secured Parties' sole discretion, without further demand, advertisement or notice, except as expressly provided for in subsection (i) below, apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided in SECTION 7 hereof, and, if there shall be no such cash or the cash so applied shall be insufficient to make payment in full of all payments provided in SECTION 7 hereof,

         (i) Sell the Pledged Securities, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of the Agent, at a place of business of the Agent or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Agent shall, in a commercially reasonable manner, determine, and, to the extent permitted by law, the Agent or any Secured Party may be the purchaser of any or all of the Pledged Securities so sold. Upon any such sale, the Agent shall have the right to deliver, assign and transfer to the purchaser

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




    thereof the Pledged Securities so sold. Each purchaser (including the Agent or any Secured Party) at any such sale shall hold the Pledged Securities so sold, absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of the Pledgor which the Pledgor, to the extent it may lawfully do so, hereby specifically waives. The Agent shall give the Pledgor at least 15 days' advance written notice of any such public or private sale. The Agent shall not be obligated to make any sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Securities for credit or for future delivery, the Pledged Securities so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to pay for the Pledged Securities so sold, and in case of any such failure, such Pledged Securities may again be sold under and pursuant to the provisions hereof; or

         (ii) Proceed by a suit or suits at law or in equity to foreclose upon this Pledge Agreement and sell the Pledged
    Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) If at any time when the Agent at the Secured Parties' direction shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to subsection (a)(i) of this Section, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as from time to time in effect (the "Securities Act") or the securities laws of any state, the Agent, at the Secured Parties' direction, in their sole and absolute discretion, is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Agent and the Secured Parties may deem commercially reasonable in order that such sale may legally be effected without such registration. The Agent and the Secured Parties shall sell all or any part of the Pledged Securities at a price which they deem commercially reasonable under the circumstances.

     (c) The Agent as attorney-in-fact pursuant to SECTION 8 hereof may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Securities sold in accordance with this Agreement. The Pledgor shall, if so reasonably requested by the Agent, ratify and confirm any sale or sales by executing and delivering to the Agent, or to such purchaser or purchasers, all such instruments as may, in the reasonable judgment of the Agent, be advisable for such purpose.

     (d) The receipt of the Agent of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser (other than the Agent) of the Pledged Securities, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns) (other than the Agent), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or

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nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     SECTION 7.  APPLICATION OF PROCEEDS.

     The proceeds of any sale, or of collection, of all or any part of the Pledged Securities shall be applied by the Agent, without any marshalling of assets, in the following order:

     (a) first, to the payment of all of the costs and expenses of such sale, including, without limitation, reasonable legal fees, and all other reasonable expenses, liabilities and advances made or incurred by the Agent or the Secured Parties in connection therewith (including reasonable costs and expenses incurred in connection with any bankruptcy, reorganization or insolvency proceeding);

     (b) second, to the payment of the Obligations in such order as the Secured Parties, in their sole discretion, shall determine, until payment in full thereof; and

     (c) finally, to the Pledgor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

     SECTION 8.  THE AGENT APPOINTED ATTORNEY-IN-FACT.

     The Pledgor hereby appoints the Agent as the Pledgor's lawful attorney, with full power of substitution, in the name of the Pledgor, for the sole use and benefit of the Agent on behalf of the Secured Parties, but at the Pledgor's expense, to take any action and execute any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof. Such appointment as attorney is irrevocable and coupled with an interest.

     SECTION 9.  RECORD OWNERSHIP OF PLEDGED SECURITIES.

     Upon the occurrence of an Event of Default and subject to the requirements of mandatory law, the Agent may cause, upon receipt of written notification to the Pledgor, any or all of the Pledged Securities to be transferred of record into the Agent's name. The Pledgor shall, upon request, promptly give to the Agent copies of any notices or other communications received by the Pledgor with respect to the Pledged Securities registered in the name of Pledgor.

     SECTION 10.  NO WAIVER.

     No failure on the part of the Agent or the Secured Parties to exercise, and no delay on the part of the Agent or the Secured Parties in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or the Secured Parties of any right, power or remedy hereunder preclude any other or further right, power or remedy.



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




     SECTION 11.  SURVIVAL OF OBLIGATIONS; TERMINATION OF PLEDGE.

     This Agreement and the warranties, representations, agreements and covenants contained herein and in any certificates or instruments delivered pursuant hereto shall survive the making of the Loans and the execution and delivery of the Notes, regardless of any investigation made by the Agent or the Secured Parties or any person on behalf of the Agent or the Secured Parties, and shall continue for so long as any of the Obligations shall remain outstanding or any of the Secured Parties shall have any obligation to advance funds to the Borrower. Upon the repayment and performance in full of all the Obligations and the expiration or termination of any obligations of the Secured Parties to advance funds to the Borrower, the Agent shall forthwith assign, transfer and deliver to the Pledgor or its assignees, without representation, warranty or recourse, against appropriate receipts, all the Pledged Securities, if any, then held by it in pledge hereunder and all duly executed instruments of transfer or assignments in blank relating thereto and any other property held by the Agent pursuant to this Agreement free and clear of the lien of this Agreement and the other Transaction Documents, except that such liens shall survive with respect to any payment made or received by the Secured Parties in respect of the Obligations that is subsequently voided as a fraudulent conveyance, preference or otherwise.

     SECTION 12.  JURISDICTION.

     THE PLEDGOR, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS ARISING HEREUNDER OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, THE PLEDGOR CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE PLEDGOR AT THE ADDRESS PROVIDED HEREIN. TO THE EXTENT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.


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     SECTION 13.  WAIVER OF JURY TRIAL.

     THE PLEDGOR HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

     SECTION 14.  SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the Pledgor, the Agent and each of the Secured Parties, and any subsequent holder of any of the Obligations.

     SECTION 15.  ADDITIONAL INSTRUMENTS AND ASSURANCE.

     The Pledgor hereby agrees, at the Pledgor's own expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as shall be reasonably required to effect the purposes of this Agreement and to secure to the Agent and the Secured Parties, and to all persons who may from time to time be the holder of any of the Obligations, the benefits of all right, authorities and remedies conferred upon Agent and the Secured Parties by the terms of this Agreement.

     SECTION 16.  NOTICES.

     All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the applicable party at the addresses indicated below.

     If to the Agent or the Secured Parties:

         Canadian Imperial Bank of Commerce, New York Agency
         425 Lexington Avenue
         New York, New York 10017
         Attention: Mr. Martin W. Friedman
         Telecopy No.: (212) 856-3558

     with a copy (which shall not constitute notice) to:

         Elizabeth H. Munnell, Esquire
         Edwards & Angell
         101 Federal Street
         23rd Floor
         Boston, Massachusetts 02110
         Telecopy No: (6l7) 439-4170


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






     If to the Pledgor:

         Masada Security Holdings, Inc.
         950 North 22nd Street, Suite 800
         Birmingham, Alabama 35203
         Attention: Mr. David P. Tomick
         Telecopy No.: (880) 531-3293

     with a copy (which shall not constitute notice) to:

         David D. Dowd, III, Esquire
         Burr & Forman
         Suite 3100, Southtrust Tower
         420 North Twentieth Street
         Birmingham, Alabama 35203
         Telecopy: (205) 458-5100

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

     SECTION 17.  SEVERABILITY.

     In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

     SECTION 18.  CUMULATIVE REMEDIES.

     The rights, powers and remedies provided herein in favor of the Agent and the Secured Parties shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Agent and the Secured Parties existing at law or in equity, including (without limitation) all of the rights, powers and remedies available to a secured party under any law or regulation.

     SECTION 19.  GOVERNING LAW.

     THIS AGREEMENT SHALL BE DEEMED EXECUTED AS A SEALED INSTRUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AS A CONTRACT TO BE EXECUTED AND PERFORMED WITHIN THE STATE OF NEW YORK.

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     SECTION 20.  HEADINGS.

     The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Agreement.

     SECTION 21.  PAYMENT OF EXPENSES.

     In the event this Agreement shall be enforced by suit or otherwise, the Pledgor will reimburse the Agent and the holder or holders of the Obligations, upon demand, for all reasonable expenses incurred in connection therewith, including without limitation, reasonable attorneys' fees (including, without limitation, all such costs, charges and expenses incurred by the Agent or any of the Secured Parties in connection with any Reorganization).

     SECTION 22.  COUNTERPARTS.

     This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

     SECTION 23.  AGENT.

     The parties hereto, and any Person not a party hereto for whose benefit the Agent holds the Pledged Securities hereunder, acknowledge that the Agent has been requested to act as agent for the Secured Parties hereunder pursuant to the terms of the Credit Agreement, and that the Agent, to the extent it may so act hereunder, shall exercise all of the rights and remedies hereunder on behalf of, and as agent for the benefit of, the Secured Parties and each of them. Without limiting the generality of the foregoing, the Agent is authorized to execute and deliver, from time to time, on behalf of the Secured Parties, any and all amendments to this Agreement and any and all waivers to any conditions herein or any Event of Default hereunder.


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







     IN WITNESS WHEREOF, this Pledge Agreement has been executed as a sealed instrument by the parties hereto by their duly authorized representatives all as of the day and year first above written.



                               PLEDGOR:

                               MASADA SECURITY HOLDINGS, INC.


                               By: /s/ David P. Tomick
                                   ----------------------------------------
                                   David P. Tomick, Vice President


                               AGENT:

                               CANADIAN IMPERIAL BANK OF COMMERCE,
                               NEW YORK AGENCY


                               By: /s/ Martin W. Friedman
                                   ----------------------------------------
                                   Martin W. Friedman, Authorized Signatory




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